SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 23, 1999


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274


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Item 5.  Other Events.

The Registrant announced on November 23, 1999 that it had noted unusually high volume and swings in prices paid for its shares of Common Stock and that the terms of its previously announced merger with Futech Interactive Products, Inc., et. al., were being reviewed by the Boards of Futech and the Registrant. See attached Exhibit 1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRUDY CORPORATION

Date: November 23, 1999                     By /s/ WILLIAM W. BURNHAM
                                            ---------------------------
                                                   William W, Burnham, President



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